                                                                     Exhibit 4.4

                             OWNER TRUST AGREEMENT

                                     among

                   NATIONAL MORTGAGE SECURITIES CORPORATION,

                                 as Depositor,

                       [_____________________________],
                                as the Company,

                                     [and]

                      [________________________________],
                               as Owner Trustee

                                     [and

                     [__________________________________],
                               as Paying Agent]

                           Dated as of _____ 1, ____

                         [      ] OWNER TRUST ____-__

                      Asset Backed Notes, Series ____-__

                               TABLE OF CONTENTS
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
                                                                                                             Page
                                                                                                             ----
                                                            ARTICLE I

                                                           DEFINITIONS


SECTION 1.1     Capitalized Terms..........................................................................    1
SECTION 1.2     Other Definitional Provisions..............................................................    4

                                                           ARTICLE II

                                                           ORGANIZATION

SECTION 2.1     Name.......................................................................................    5
SECTION 2.2     Office.....................................................................................    5
SECTION 2.3     Purposes and Powers........................................................................    5
SECTION 2.4     Appointment of Owner Trustee...............................................................    6
SECTION 2.5     Initial Capital Contribution of Trust Estate...............................................    6
SECTION 2.6     Declaration of Trust.......................................................................    6
SECTION 2.7     Title to Trust Property....................................................................    6
SECTION 2.8     Situs of Trust.............................................................................    7
SECTION 2.9     Representations and Warranties of the Depositor and the Company;
                  Covenants of the Company.................................................................    7

                                                          ARTICLE III


                                    RESIDUAL INTEREST CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1     Initial Ownership.........................................................................     9
SECTION 3.2     The Residual Interest Certificates........................................................     9
SECTION 3.3     Execution, Authentication and Delivery of Residual Interest Certificates..................     9
SECTION 3.4     Registration of Transfer and Exchange of Residual Interest Certificates...................    10
SECTION 3.5     Mutilated, Destroyed, Lost or Stolen Residual Interest Certificates.......................    11
SECTION 3.6     Persons Deemed Owners.....................................................................    11
SECTION 3.7     Access to List of Owners' Names and Addresses.............................................    11
SECTION 3.8     Maintenance of Office or Agency...........................................................    11
[SECTION 3.9    Appointment of Paying Agent...............................................................   12]
SECTION 3.10    Restrictions on Transfer of Residual Interest Certificates................................    12


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                                                            ARTICLE IV


                                                     ACTIONS BY OWNER TRUSTEE


SECTION 4.1    Prior Notice to Owners with Respect to Certain Matters; Covenants..........................   15
SECTION 4.2    Action by Owners with Respect to Certain Matters...........................................   19
SECTION 4.3    Action by Owners with Respect to Bankruptcy................................................   19
SECTION 4.4    Restrictions on Owners' Power..............................................................   19
SECTION 4.5    Majority Control...........................................................................   19

                                                             ARTICLE V


                                            APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1    Establishment of Trust Account............................................................    19
SECTION 5.2    Application Of Trust Funds................................................................    20
SECTION 5.3    Method of Payment.........................................................................    21
SECTION 5.4    Segregation of Moneys; No Interest........................................................    21
SECTION 5.5    Accounting and Reports to the Certificateholder, Owners, the Internal
                 Revenue Service and Others..............................................................    21

                                                            ARTICLE  VI


                                               AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1    General Authority..........................................................................   22
SECTION 6.2    General Duties.............................................................................   22
SECTION 6.3    Action upon Instruction....................................................................   23
SECTION 6.4    No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions....   24
SECTION 6.5    No Action Except Under Specified Documents or Instructions.................................   24
SECTION 6.6    Restrictions...............................................................................   24

                                                            ARTICLE VII


                                                   CONCERNING THE OWNER TRUSTEE

SECTION 7.1    Acceptance of Trusts and Duties............................................................   24
SECTION 7.2    Furnishing of Documents....................................................................   26
SECTION 7.3    Representations and Warranties.............................................................   26
SECTION 7.4    Reliance; Advice of Counsel................................................................   27
SECTION 7.5    Not Acting in Individual Capacity..........................................................   27
SECTION 7.6    Owner Trustee Not Liable for Residual Interest Certificates or Mortgage Assets.............   27
SECTION 7.7    Owner Trustee May Own Residual Interest Certificates and Notes.............................   28


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SECTION 7.8     Licenses...................................................................................   28

                                                           ARTICLE VIII


                                         COMPENSATION OF OWNER TRUSTEE[ AND PAYING AGENT]

SECTION 8.1     Fees and Expenses..........................................................................   28
SECTION 8.2     Indemnification............................................................................   28
SECTION 8.3     Payments to the Owner Trustee[ and Paying Agent]...........................................   29

                                                            ARTICLE IX


                                               TERMINATION OF OWNER TRUST AGREEMENT

SECTION 9.1     Termination of Owner Trust Agreement.......................................................   29

                                                             ARTICLE X


                                      SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.1    Eligibility Requirements for Owner Trustee................................................   30
SECTION 10.2    Resignation or Removal of Owner Trustee...................................................   30
SECTION 10.3    Successor Owner Trustee...................................................................   31
SECTION 10.4    Merger or Consolidation of Owner Trustee..................................................   32
SECTION 10.5    Appointment of Co-Owner Trustee or Separate Owner Trustee.................................   32

                                                            ARTICLE XI


                                                           MISCELLANEOUS

SECTION 11.1    Supplements and Amendments................................................................   33
SECTION 11.2    No Legal Title to Trust Estate in Owners..................................................   34
SECTION 11.3    Limitations on Rights of Others...........................................................   35
SECTION 11.4    Notices...................................................................................   35
SECTION 11.5    Severability..............................................................................   35
SECTION 11.6    Separate Counterparts.....................................................................   35
SECTION 11.7    Successors and Assigns....................................................................   35
SECTION 11.8    No Petition...............................................................................   36
SECTION 11.9    No Recourse...............................................................................   36
SECTION 11.10   Headings..................................................................................   36
SECTION 11.11   GOVERNING LAW.............................................................................   36
SECTION 11.12   Residual Interest Transfer Restrictions...................................................   36
SECTION 11.13   Third-Party Beneficiary...................................................................   36


EXHIBIT A  Form of Residual Interest Certificate

EXHIBIT B  Form of Certificate of Trust

          THIS OWNER TRUST AGREEMENT, dated as of ____ 1, ____ ("Agreement"),
                                                                 ---------
among NATIONAL MORTGAGE SECURITIES CORPORATION, a Virginia corporation, as
Depositor (the "Depositor"), [         ], a _______________ corporation (the
                ---------
"Company"), [       ], a __________ [banking] corporation, as Owner Trustee (the
 -------
"Owner Trustee") [and [         ], a [national banking association] (the "Paying
                                                                          ------
Agent")].
-----

                                  WITNESSETH:

          In consideration of the mutual agreements and covenants herein contained, the Depositor, the Company[, the Paying Agent] and the Owner Trustee hereby agree for the benefit of each of them and the holders of the Residual Interest Certificates as follows:

                                   ARTICLE I


                                  DEFINITIONS

          SECTION 1.1  Capitalized Terms.  For all purposes of this Agreement,
                       -----------------
the following terms shall have the meanings set forth below:

          "Administration Agreement" shall mean the Administration Agreement,
           ------------------------
dated as of _____ 1, ____, among the Issuer, the Company, as the Company and the
Master Servicer, and [    ], as Administrator, as the same may be amended from
time to time.

          "Administrator" shall mean [        ], or any successor in interest
           -------------
thereto, in its capacity as Administrator under the Administration Agreement.

          "Agreement" shall mean this Owner Trust Agreement, as the same may be
           ---------
amended and supplemented from time to time.

          "Basic Documents" shall mean the [Certificate of Trust, this
           ---------------
Agreement, the Indenture, the Master Servicing Agreement, the Administration Agreement, the Insurance Agreement, the Indemnification Agreement, the Custodial Agreement, the Note Depository Agreement, the Notes, the Asset Sale Agreement, the Contribution Agreement, the Servicing Agreement] and other documents and certificates delivered in connection herewith or therewith.

          "Benefit Plan Investor" shall have the meaning assigned to such term
           ---------------------
in Section 3.10(b).
   ---------------

          "Business Trust Statute" shall mean Chapter 38 of Title 12 of the
           ----------------------
Delaware Code, 12 Del.  Code (S) 3801 et seq., as the same may be amended from
                                      -- ---
time to time.

          "Certificate Distribution Account" shall mean the account described in
           --------------------------------
Section 5.1.
-----------

          "Certificate of Trust" shall mean the Certificate of Trust in the form
           --------------------
of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          "Certificate Register" and "Certificate Registrar" shall mean the
           --------------------       ---------------------
register mentioned and the registrar appointed pursuant to Section 3.4.
                                                           -----------

          "Certificateholder" or "Holder" shall mean a Person in whose name a
           -----------------      ------
Residual Interest Certificate is registered.

          "Corporate Trust Office" shall mean, with respect to the Trust, the
           ----------------------
principal corporate trust office of the Trust located at [_____________________
_______________________________________________________________________________
______], Attention: [Corporate Trust Administration]; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners[, the Securities Insurer] and the Company, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners[, the Securities Insurer] and the Company).

          "Definitive Certificate" means a certificated form of security that
           ----------------------
represents a Residual Interest Certificate.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Expenses" shall have the meaning assigned to such term in Section
           --------                                                  -------
8.2.
---

          ["Indemnification Agreement" shall mean the Indemnification Agreement,
            -------------------------
dated as of ______ 1, ____, among [the Securities Insurer,] the Company, the
Issuer, the Depositor, [                    ].]

          "Indenture" shall mean the Indenture, dated as of _____ 1, ____, by
           ---------
and between the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

          "Indenture Trustee" means [      ], as Indenture Trustee under the
           -----------------
Indenture.

          "Issuer" shall mean [      ] Owner Trust ____-__, the Delaware
           ------
business trust created pursuant to this Agreement.

          "Majority Residual Interestholders" shall mean the Holders of more
           ---------------------------------
than an aggregate 50% Percentage Interest of the Residual Interest.

          "Master Servicing Agreement" shall mean the Master Servicing Agreement
           --------------------------
dated as of the date hereof, among the Owner Trust as Issuer, [      ], as
Indenture Trustee
and the Company, as Transferor and Master Servicer, as the same may be amended or supplemented from time to time.

          "Owner" shall mean each holder of a Residual Interest Certificate.
           -----

          "Owner Trustee" shall mean [        ], a __________ banking
           -------------
corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

          ["Paying Agent" shall mean the Indenture Trustee or any successor in
            ------------
interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 hereunder and authorized by the Issuer to make payments to and
   -----------
distributions from the Certificate Distribution Account.]

          "Percentage Interest" shall mean with respect to each Residual
           -------------------
Interest Certificate, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Interest Certificate.

          "Prospective Owner" shall have the meaning set forth in Section
           -----------------                                      -------
3.10(a).
-------

          "Rating Agency Condition" means, with respect to any action to which a
           -----------------------
Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Depositor, the Servicer, the Master Servicer, [the Securities Insurer,] the Owner Trustee and the Issuer shall have been notified by the Rating Agencies in writing that such action will not result in a reduction, withdrawal or qualification of the then current internal ratings assigned to the Notes by each of the Rating Agencies [without respect to the Securities Insurer].

          "Record Date" shall mean as to each Payment Date the last Business Day
           -----------
of the month immediately preceding the month in which such Payment Date occurs.

          "Residual Interest" shall mean the right to receive distributions on
           -----------------
each Payment Date, pursuant to Section 5.2 of this Agreement, [Section 4.02(c)
                               -----------                     ---------------
of] the Master Servicing Agreement and Section 5.04(b) of the Indenture.

          "Residual Interest Certificate" shall mean a certificate substantially
           -----------------------------
in the form attached as Exhibit A hereto and evidencing the Residual Interest.
                        ---------

          "Residual Interestholder" shall mean any Holder of a Percentage
           -----------------------
Interest of the Residual Interest.

          "Secretary of State" shall mean the Secretary of State of the State of
           ------------------
__________.

          ["Securities Insurer" shall mean [                        ].]
            ------------------

          "Servicer" shall mean [      ], a [    ] corporation, or any successor
           --------
in interest thereto.

          "Servicing Agreement" shall mean the Servicing Agreement incorporating
           -------------------
by reference the Agreement Regarding Standard Servicing Terms, each dated as of the date hereof, between the Company and the Servicer, as the same may be amended or supplemented from time to time.

          "Trust" shall mean the trust established by this Agreement.
           -----

          "U.S.  Person" shall mean a citizen or resident of the United States,
           ------------
a corporation or partnership (except as provided in applicable Treasury regulations) created or organized in or under the laws of the United States, any state or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have authority to control all substantial decisions of the trust (or, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to be treated as U.S. Persons).

          SECTION 1.2  Other Definitional Provisions.
                       -----------------------------

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Master Servicing Agreement or, if not defined therein, in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II


                                 ORGANIZATION

          SECTION 2.1  Name.  The Trust created hereby shall be known as "[    ]
                       ----
Owner Trust ____-__", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          SECTION 2.2  Office.  The office of the Trust shall be in care of the
                       ------
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners[, the Securities Insurer] and the Company.

          SECTION 2.3  Purposes and Powers.  (a) The purpose of the Trust is to
                       -------------------
engage in the following activities:

               (i) to issue the Notes pursuant to the Indenture and to sell such Notes;

               (ii) with the proceeds of the sale of the Notes, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Company, as their interests may appear pursuant to the Master Servicing Agreement;

               (iii) to purchase, hold, assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Master Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

               (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

               (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

               (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Owners and the Noteholders; and

               (vii) to issue the Residual Interest Certificates pursuant to this Agreement.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

          SECTION 2.4  Appointment of Owner Trustee.  The Depositor hereby
                       ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

          SECTION 2.5  Initial Capital Contribution of Trust Estate.  The
                       --------------------------------------------
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor or the Company shall pay reasonable organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

          SECTION 2.6  Declaration of Trust.  The Owner Trustee hereby declares
                       --------------------
that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes (i) so long as there is a sole Owner, the Trust shall be treated as a security arrangement, with the assets of the Trust being the Mortgage Assets and the other assets held by the Trust, the owner of the Mortgage Assets being the sole Owner and the Notes being non-recourse debt of the sole Owner, and (ii) if there is more than one Owner, the Trust shall be treated as a partnership, with the assets of the partnership being the Mortgage Assets and other assets held by the Trust, the partners of the partnership being the holders of the Mortgage Assets and the Notes being non-recourse debt of the partnership. The Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a) for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the sole Owner or the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the second preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

          SECTION 2.7  Title to Trust Property.
                       -----------------------

          (a) Subject to the Indenture, legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

          (b) The Owners shall not have legal title to any part of the Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Trust Estate.

          SECTION 2.8  Situs of Trust.  The Trust will be located and
                       --------------
administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware [or the State of [New York]], except with respect to accounts maintained by the Indenture Trustee on behalf of the Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware [or New York], and payments will be made by the Trust only from Delaware [or New York], except with respect to payments made by the Indenture Trustee on behalf of the Owner Trustee. The only offices of the Trust will be at the Corporate Trust Office in Delaware.

          SECTION 2.9  Representations and Warranties of the Depositor and the
                       -------------------------------------------------------
Company; Covenants of the Company.
---------------------------------

          [(a) The Depositor hereby represents and warrants to the Owner Trustee [and the Securities Insurer] that:

               (i) (A) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Virginia and has all licenses necessary to carry on its business as now being conducted,
          (B) it has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; (C) the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Depositor; (D) this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and (E) all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

               (ii) The consummation of the transactions contemplated by this Agreement will not result in (A) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Depositor, (B) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor, or its property is subject, or (C) the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its respective property is subject; and

               (iii) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder.]

          [(b) The Company hereby represents and warrants to the Owner Trustee [and the Securities Insurer] that:

               (i) The Company is duly organized and validly existing as a _________ [corporation] in good standing under the laws of the State of [__________], with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

               (ii) The Company is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications;

               (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action;

               (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the [articles/certificate] of incorporation or [by-laws] of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties;

               (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this

          Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement;

               (vi) The Company is not (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, or (B) a "plan" within the meaning of Section 4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan Investor") and is not directly or
                                  ---------------------
          indirectly purchasing such Residual Interest Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor; and

               (vii)  The Company is a U.S. Person.]

          [(c) The Company covenants with the Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its [Articles/Certificate] of Incorporation in effect from time to time.]

                                  ARTICLE III


           RESIDUAL INTEREST CERTIFICATES AND TRANSFER OF INTERESTS

          SECTION 3.1  Initial Ownership.  Upon the formation of the Trust by
                       -----------------
the contribution by the Depositor pursuant to Section 2.5 and until the issuance
                                              ------------
of the Residual Interest Certificates, the Depositor shall be the sole Owner of the Trust.

          SECTION 3.2  The Residual Interest Certificates.  The Residual
                       ----------------------------------
Interest Certificates shall not be issued with a principal amount. The Residual Interest Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Residual Interest Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Residual Interest Certificates or did not hold such offices at the date of authentication and delivery of such Residual Interest Certificates.

          A transferee of a Residual Interest Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder and under the Master Servicing Agreement, upon such transferee's acceptance of a Residual Interest Certificate duly registered in such transferee's name pursuant to Section 3.4.
                              -----------

          SECTION 3.3  Execution, Authentication and Delivery of Residual
                       --------------------------------------------------
Interest Certificates. Concurrently with the initial sale of the Mortgage Assets
---------------------
to the Trust pursuant to the Master Servicing Agreement, the Owner Trustee on behalf of the Trust shall cause the Residual

Interest Certificates representing 100% of the Percentage Interests of the Residual Interest to be executed, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Residual Interest Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Residual Interest Certificate a certificate of authentication substantially in the form set forth in Exhibit A,
                                                                     ---------
Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Residual Interest Certificate shall have been duly authenticated and delivered hereunder. All Residual Interest Certificates shall be dated the date of their authentication. [No Certificates, except the Residual Interest Certificates, shall be issued by the Trust without the prior written consent of the Securities Insurer.]

          SECTION 3.4  Registration of Transfer and Exchange of Residual
                       -------------------------------------------------
Interest Certificates.  The Certificate Registrar shall keep or cause to be
---------------------
kept, at the office or agency maintained pursuant to Section 3.8 a Certificate
                                                     -----------
Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Residual Interest Certificates and of transfers and exchanges of Residual Interest Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

          Upon surrender for registration of transfer of any Residual Interest Certificate at the office or agency maintained pursuant to Section 3.8, the
                                                           -----------
Owner Trustee shall execute, authenticate and deliver (or shall cause the Administrator as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Residual Interest Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent, provided that prior to such execution, authentication and delivery, the
       --------
Owner Trustee, the Administrator[, the Securities Insurer] and the Certificate Registrar shall have received an Opinion of Counsel to the effect that the proposed transfer will not cause the Trust to be characterized as an association (or a publicly traded partnership) taxable as a corporation or alter the tax characterization of the Notes for federal income tax or Delaware state law purposes. At the option of an Owner, Residual Interest Certificates may be exchanged for other Residual Interest Certificates of authorized denominations of a like aggregate amount upon surrender of the Residual Interest Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.
                                                               -----------

          Every Residual Interest Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Residual Interest Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Sections 3.10(a) and (b). Each Residual Interest Certificate surrendered for
   ------------------------
registration of transfer or exchange shall be in substantially the form attached hereto as Exhibit A and shall be canceled and disposed of by the Owner Trustee
          ---------
or the Certificate Registrar in accordance with its customary practice.

          No service charge shall be made for any registration of transfer or exchange of Residual Interest Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Residual Interest Certificates.

          The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfers or exchanges of Residual Interest Certificates for a period of 15 days preceding the due date for any payment with respect to the Residual Interest Certificates.

          SECTION 3.5  Mutilated, Destroyed, Lost or Stolen Residual Interest
                       ------------------------------------------------------
Certificates.  If (a) any mutilated Residual Interest Certificate shall be
------------
surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Residual Interest Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Residual Interest Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Residual Interest Certificate, a new Residual Interest Certificate of like tenor and denomination. In connection with the issuance of any new Residual Interest Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Residual Interest Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Interest Certificate shall be found at any time.

          SECTION 3.6  Persons Deemed Owners.  Prior to due presentation of a
                       ---------------------
Residual Interest Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Residual Interest Certificate shall be registered in the Certificate Register as the owner of such Residual Interest Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and
                          -----------
neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

          SECTION 3.7  Access to List of Owners' Names and Addresses.  The Owner
                       ---------------------------------------------
Trustee shall furnish or cause to be furnished to the Master Servicer, the Servicer, the Depositor[, the Securities Insurer] and the Indenture Trustee, within 15 days after receipt by the Owner Trustee of a request therefor from the Master Servicer, the Servicer, the Depositor[, the Securities Insurer] or the Indenture Trustee in writing, a list, in such form as the Master Servicer, the Servicer, the Depositor[, the Securities Insurer] or the Indenture Trustee may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If a Certificateholder applies in writing to the Owner Trustee, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Residual Interest Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Residual Interest Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar[, the Securities Insurer] or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 3.8  Maintenance of Office or Agency.  The Owner Trustee shall
                       -------------------------------
maintain an office or offices or agency or agencies where Residual Interest Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Residual Interest Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Administrator's office in the city of [__________, _________] as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Company[, the Securities Insurer] and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          [SECTION 3.9  Appointment of Paying Agent.  The Owner Trustee hereby
                        ---------------------------
appoints the Indenture Trustee as Paying Agent under this Agreement. The Owner Trustee hereby appoints the Paying Agent to establish and maintain the Certificate Distribution Account. The Paying Agent shall make distributions to Residual Interestholders from the Certificate Distribution Account pursuant to
Section 5.2 hereof and [Section 4.02 of] the Master Servicing Agreement and
-----------             ------------
shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that the Indenture Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company) [acceptable to the Securities Insurer]. The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Residual Interestholders entitled thereto until such sums shall be paid to such Owners. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1,
                                                                 -------------
7.3, 7.4 and 8.1 shall apply to the Indenture Trustee also in its role as Paying
----------------
Agent, for so long as the Indenture Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. [Notwithstanding anything herein to the contrary, the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Master Servicing Agreement, unless the Securities Insurer consents to a different Paying Agent or a Securities Insurer Default has occurred and is continuing. Notwithstanding any other provision, if a Securities Insurer Default occurs, then the Securities Insurer's consent or direction is not required. If the Paying Agent ceases to be the same entity as the Indenture Trustee under the Indenture and the Master Servicing Agreement, then, unless the Securities Insurer otherwise consents, the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Paying Agent hereunder and under the Master Servicing Agreement.]]

          SECTION 3.10  Restrictions on Transfer of Residual Interest
                        ---------------------------------------------
Certificates.
------------

          (a) Each prospective purchaser and any subsequent transferee of a Residual Interest Certificate (each, a "Prospective Owner"), other than the
                                        -----------------
Company, shall represent and warrant, in writing, to the Owner Trustee[, the Securities Insurer] and the Certificate Registrar and any of their respective successors that:

               (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Residual
           --------------
          Interest Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Residual Interest Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2),
          (3) or (7) of Rule 501 under the Securities Act (an "Institutional
                                                               -------------
          Accredited Investor") that is acquiring the Residual Interest
          -------------------
          Certificate for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act;

               (ii) Such Person understands that the Residual Interest Certificate have not been and will not be registered under the Securities Act and may be offered, sold or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) an Institutional Accredited Investor, and in accordance with the terms hereof and any applicable securities laws of any state of the United States;

               (iii) Such Person understands that the Residual Interest Certificates bear a legend to the following effect:

                 "THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

                 "ACT"), OR ANY STATE SECURITIES LAWS.  THIS RESIDUAL INTEREST
                 ----
                 CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES

                 LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
                 (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE ACT (INCLUDING, BUT NOT LIMITED TO, [______________________]) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

               (iv) Such Person shall comply with the provisions of Section
                                                                    -------
          3.10(b), as applicable, relating to the ERISA restrictions with
          -------
          respect to the acceptance or acquisition of such Residual Interest Certificate.

          (b) Each Prospective Owner shall either:

               (i) represent and warrant, in writing, to the Owner Trustee[, the Securities Insurer] and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, or (B) a "plan" within the meaning of Section 4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan Investor")
                                                         ---------------------
          and is not directly or indirectly purchasing such Residual Interest Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor; or

               (ii) furnish to the Owner Trustee[, the Securities Insurer] and the Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed transfer of the Residual Interest Certificate to such Prospective Owner will not cause any assets of the Trust to be deemed "plan assets" within the meaning of United States Department of Labor Regulation Section 2510.3-101, or (B) the proposed transfer of the Residual Interest Certificate will not give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.

          (c) The Residual Interest Certificates shall bear an additional legend referring to the foregoing restrictions contained in paragraph (b) above.

          (d) Each Prospective Owner, other than the Company, shall represent and warrant, in writing, to the Owner Trustee[, the Securities Insurer] and the Certificate Registrar and any of their respective successors that it is a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes or (iii) a person not described in (A)(i) or (ii) whose ownership of the Residual Interest Certificate is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Residual Interest Certificate will not result in any withholding obligation with respect to any payments with respect to the Residual Interest Certificates by any person (other than withholding, if any, under
Section 1446 of the Code) or (B) an estate the income of which is subject to United States federal income tax, regardless of source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more persons described in this paragraph have the authority to control all substantial decisions of such trust (a person described in (A)(i), (A)(ii), or B, a "U.S. Person"). It agrees that it will
                                       -----------
provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if it is a person described in clause (A)(iii) above, it will furnish to the Administrator a properly executed IRS Form 4224 (or successor form thereto) and a new IRS Form 4224 (or successor form thereto) upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Company).

          (e) Each Certificateholder that is not a U.S. Person agrees that, subsequent to delivery to the Owner Trustee[, the Securities Insurer] and the Certificate Registrar of IRS Form 4224 or appropriate successor forms required to evidence that the Certificateholder holds its Residual Interest Certificate(s) in connection with a U.S. trade or business (within the meaning of the Code), it will deliver to the Company and the Owner Trustee further copies of the said IRS Form 4224 or such appropriate successor forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company and the Owner Trustee, and such extensions or renewals thereof as may reasonably be requested by the Company and the Owner Trustee. Further, each Certificateholder that is not a U.S. Person covenants as a condition to acquiring its Residual Interest Certificate that for so long as it shall hold such Residual Interest Certificate it shall be held in such manner that the income therefrom shall be effectively connected with the conduct of a U.S. trade or business. In the event that any Certificateholder shall breach the certifications, representations, warranties or covenants set forth in this Article III, such
                                                           -----------
Certificateholder shall indemnify the Company, the Owner Trustee and the Trust for any amounts (including interest and penalties thereon) payable by the Company, the Owner Trustee or the Trust as a result of such breach.

                                  ARTICLE IV


                           ACTIONS BY OWNER TRUSTEE

          SECTION 4.1  Prior Notice to Owners with Respect to Certain Matters;
                       -------------------------------------------------------
Covenants.  (a) With respect to the following matters, the Owner Trustee shall
---------
not take action, and the Owners shall not direct the Owner Trustee to take any action, unless at least [30] days before the taking of such action, the Owner Trustee shall have notified the Owners [and the Securities Insurer] in writing of the proposed action and [(i) the Securities Insurer shall have consented thereto and (ii)] the Owners shall not have notified the Owner Trustee in writing prior to the [30th] day after such notice is given that such Owners have withheld consent or the Owners have provided alternative direction [(any direction by the Owners shall require the prior consent of the Securities Insurer)]:

               (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Assets) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Assets);

               (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

               (iii) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder [or the Securities Insurer] is required;

               (iv) the appointment pursuant to the Indenture of a successor Note Registrar[, Paying Agent] or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar[, Paying Agent] or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

               (v) the consent to the calling or waiver of any default of any Basic Document;

               (vi) the consent to the assignment by the Indenture Trustee, the Master Servicer or Servicer of their respective obligations under any Basic Document;

               (vii)  except as provided in Article IX hereof, dissolve,
                                            ----------
          terminate or liquidate the Trust in whole or in part;

               (viii) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

               (ix) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Indenture;

               (x)    do any act that conflicts with any other Basic Document;

               (xi) do any act which would make it impossible to carry on the ordinary business of the Trust;

               (xii)  confess a judgment against the Trust;

               (xiii) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

               (xiv)  cause the Trust to lend any funds to any entity; or

               (xv) change the Trust's purpose and powers from those set forth in this Agreement.

          (b) Notwithstanding any provision of Section 4.1(a), the Owner Trustee
                                               --------------
on behalf of the Trust agrees to abide by the following restrictions:

               (i) other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur any indebtedness;

               (ii) other than as contemplated by the Basic Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

               (iii) the Trust shall not engage in any business activity in which it is not currently engaged other as contemplated by the Basic Documents and related documentation;

               (iv) the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation; and

               (v) other than as contemplated by the Basic Documents and related documentation, the Trust shall not follow the directions or instructions of the Company.

          (c) The Owner Trustee on behalf of the Trust shall:

               (i) maintain the Trust's books and records separate from any other person or entity;

               (ii) maintain the Trust's bank accounts separate from any other person or entity;

               (iii) not commingle the Trust's assets with those of any other person or entity;

               (iv)   conduct the Trust's own business in its own name;

               (v) other than as contemplated by the Basic Documents and related documentation, pay the Trust's own liabilities and expenses only out of its own funds;

               (vi) observe all formalities required under the Business Trust Statute;

               (vii) enter into transactions with Affiliates or the Company only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate;

               (viii) not guarantee or become obligated for the debts of any other entity or person;

               (ix) not hold out the Trust's credit as being available to satisfy the obligation of any other person or entity;

               (x) not acquire the obligations or securities of the Trust's Affiliates or the Company;

               (xi) other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

               (xii) other than as contemplated by the Basic Documents and related documentation, not pledge the Trust's assets for the benefit of any other person or entity;

               (xiii) hold the Trust out as a separate entity and conduct any business only in its own name;

               (xiv) correct any known misunderstanding regarding the Trust's separate identity;

               (xv) not identify the Trust as a division of any other person or entity; and

               (xvi) maintain appropriate minutes or other records of appropriate actions and shall maintain its office separate from the office of the Company, the Depositor and the Master Servicer.

          So long as the Notes or any other amounts owed under the Indenture remain outstanding, the Trust shall not amend this Section 4.1 without the prior
                                                   -----------
written consent of 100% of the Voting Interests of the Notes and the consent of each Rating Agency, in addition to the requirements under Section 11.1.
                                                          ------------

          (d) The Owner Trustee shall not have the power, except upon the direction of the Owners [with the consent of the Securities Insurer or upon the direction of the Securities Insurer], and, subject to Section 11.18 of the
                                                      -------------
Indenture, 100% of the Noteholders, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer, the Master Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors,
(vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a

"Bankruptcy Action").  So long as the Indenture and the Insurance Agreement
------------------
remain in effect [and no Securities Insurer Default exists,] no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

          SECTION 4.2  Action by Owners with Respect to Certain Matters.  The
                       ------------------------------------------------
Owner Trustee shall not have the power, except upon the direction of the Owners [and with the consent of the Securities Insurer or upon the direction of the Securities Insurer], to (a) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof, (b) appoint a successor Administrator
                      ---------
pursuant to Section 9 of the Administration Agreement, (c) remove the Master
            ---------
Servicer under the Master Servicing Agreement pursuant to Section 10.01 thereof
                                                          -------------
or (d) sell the Mortgage Assets after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners [and, so long as no Securities Insurer Default exists, only after obtaining the consent of the Securities Insurer].

          SECTION 4.3  Action by Owners with Respect to Bankruptcy.  The Owner
                       -------------------------------------------
Trustee shall not have the power to commence a voluntary Bankruptcy Action relating to the Trust unless the conditions specified in Section 4.1(d) are
                                                         --------------
satisfied and the Trust is insolvent.

          SECTION 4.4  Restrictions on Owners' Power.  The Owners shall not
                       -----------------------------
direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such
   -----------
direction, if given.

          SECTION 4.5  Majority Control.  Except as expressly provided herein,
                       ----------------
any action that may be taken by the Owners under this Agreement may be taken by the Majority Residual

Interestholders. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by the Majority Residual Interestholders at the time of the delivery of such notice.

                                   ARTICLE V


                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.1  Establishment of Trust Account.  The Owner Trustee shall
                       ------------------------------
cause the Master Servicer, for the benefit of the Owners[, the Securities Insurer] and the Noteholders, to establish and maintain with the Indenture Trustee for the benefit of the Owner Trustee one or more Eligible Accounts which, so long as the Indenture Trustee holds such Trust Account on behalf of the Owner Trustee, shall be entitled ["Certificate Distribution Account], [________________________], as Indenture Trustee on behalf of the Owner Trustee, the Owners[, the Securities Insurer] and the Noteholders, in trust for the [________________] Owner Trust ____-__". Funds shall be deposited in the Certificate Distribution Account as required by the Master Servicing Agreement.

          All of the right, title and interest of the Owner Trustee [and the Paying Agent] in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Owners and such other persons entitled to distributions therefrom.
Except as otherwise expressly provided herein or in the Master Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee [or Paying Agent] for the benefit of the Owners[, the Securities Insurer] and the Noteholders.

          In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Master Servicing Agreement and constitutes part of the Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Master Servicing Agreement and the Indenture, including, without limitation, the provisions of

[Section 4.02(b) of] the Master Servicing Agreement regarding distributions from
----------------
the Certificate Distribution Account.

          The Company agrees to direct and shall have the sole authority to direct the Owner Trustee or Indenture Trustee or their successor in interest, as to the Permitted Investments in which the funds on deposit in the Trust Accounts (as such term is defined in the Master Servicing Agreement) may be invested.

          SECTION 5.2  Application Of Trust Funds.
                       --------------------------

          (a) On each Payment Date, the Owner Trustee or Indenture Trustee, on behalf of the Owner Trustee, shall direct the [Paying Agent] to distribute to the Master Servicer and the Residual Interestholders from amounts on deposit in the Certificate Distribution Account the distributions as provided in [Section
                                                                       -------
4.02(b) of] the Master Servicing Agreement with respect to such Payment Date.
-------

          (b) On each Payment Date, the Owner Trustee shall cause the [Paying Agent] to send to each Residual Interestholder the statement provided to the Owner Trustee by the Master Servicer pursuant to [Section 5.01 of] the Master
                                                  ------------
Servicing Agreement with respect to such Payment Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. In the event of any claimed overwithholding, Owners shall have no claim for recovery against the Trust or other Owners. If the amount withheld was not withheld from actual distributions, the Trust may, at its option, (i) require the Owner to reimburse the Trust for such withholding (and each Owner agrees to reimburse the Trust promptly following such request) or (ii) reduce any subsequent distributions by the amount of such withholding. If the Owner Trustee determines that a withholding tax is payable with respect to a distribution (such as a distribution to an Owner (or any other beneficial owner of the Owner Trust) that is not a U.S. Person and that has not established an applicable exemption from withholding (such as an effective Form W-8 or Form 1001), the Owner Trustee shall in its sole discretion withhold such amounts as it determines are required to be withheld in accordance with this paragraph (c).
In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

          SECTION 5.3  Method of Payment.  Subject to Section 3.10,
                       -----------------              ------------
distributions required to be made to Owners on any Payment Date shall be made to each Owner of, record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date; or, if not, by check mailed to such Owner at the address of such holder appearing in the Certificate Register.

          SECTION 5.4  Segregation of Moneys; No Interest.  Subject to Sections
                       ----------------------------------              --------
4.1, 5.1 and 5.2, moneys received by the Owner Trustee hereunder and deposited
----------------
into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Master Servicing Agreement and shall be invested in Permitted Investments at the direction of the Company. The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

          SECTION 5.5  Accounting and Reports to the Certificateholder, Owners,
                       --------------------------------------------------------
the Internal Revenue Service and Others.  The Owner Trustee shall deliver to
---------------------------------------
each Owner [and the Securities Insurer], as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Owner [and the Securities Insurer], such information, reports or statements as may be necessary to enable each Owner to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes as a security arrangement for the issuance of non-recourse debt so long as the Company or any other Person is the sole Owner, no federal income tax return shall be filed on behalf of the Trust unless either
(i) the Owner Trustee [and the Securities Insurer] shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer by the Company permitted by Section 3.4, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event that there shall be two or more beneficial owners of the Trust, the Owner Trustee shall inform the Indenture Trustee [and the Securities Insurer] in writing of such event, (x) the Owner Trustee shall prepare or shall cause to be prepared federal and, if applicable, state or local partnership tax returns required to be filed by the Trust and shall remit such returns to the Company (or if the Company no longer owns any Residual Interest Certificates, the Owner designated for such purpose by the Company to the Owner Trustee in writing) at least (5) days before such returns are due to be filed, and (y) capital accounts shall be maintained for each Owner (or beneficial owner) in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Owner's (or beneficial owner's) share of the income, gains, deductions, and losses of the Trust and/or guaranteed payments made by the Trust and contributions to, and distributions from, the Trust. The Company (or such designee Owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Owner Trustee with the appropriate tax authorities. In the event that a "tax matters partner" (within the meaning of Code Section 6231(a)(7)) is required to be appointed with respect to the Trust, the Company is hereby designated as tax matters partner or, if the Company is not an Owner, the Owner selected by a majority of the Owners (by Percentage Interest) shall be designated as tax matters partner. In no event shall the Owner Trustee or the Company (or such designee Owner, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Company (or such designee Owner, as applicable), as the case may be, in breach of its obligations under this Agreement.


                                  ARTICLE VI


                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

          SECTION 6.1  General Authority.  The Owner Trustee is authorized and
                       -----------------
directed to execute and deliver or cause to be executed and delivered the Notes, the Residual Interest Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each
                                                            -----------
case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes in the aggregate principal amount of $XX,XXX,XXX. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

          SECTION 6.2  General Duties.  It shall be the duty of the Owner
                       --------------
Trustee:

          (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator or the Indenture Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Indenture Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

          (b) to obtain and preserve, the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

          SECTION 6.3  Action upon Instruction.
                       -----------------------

          (a) Subject to the terms of this Agreement and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article IV.
                                                      ----------

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners [and the Securities Insurer] requesting instruction from the Owners [and the Securities Insurer] as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith [in accordance with any written instruction of the Securities Insurer, or with the prior consent of the Securities Insurer, the Owners received], the Owner Trustee shall not be liable on account of such action to any Person. [Upon the occurrence of a Securities Insurer Default no consent, approval or direction of the Securities Insurer shall be required.] If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice

(or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to [the Securities Insurer and] the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received [from the Securities Insurer, or with the prior consent of the Securities Insurer,] from the Owners, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

          [(e)Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Securities Insurer Default no consent, approval or direction of the Securities Insurer shall be required for any action otherwise permitted hereunder.]

          SECTION 6.4  No Duties Except as Specified in this Agreement, the
                       ----------------------------------------------------
Basic Documents or in Instructions.  The Owner Trustee shall not have any duty
----------------------------------
or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3;
                                                                 -----------
and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

          SECTION 6.5  No Action Except Under Specified Documents or
                       ---------------------------------------------
Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose
------------
of or otherwise deal with any part
of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.
                                                       -----------

          SECTION 6.6  Restrictions.  The Owner Trustee shall not take any
                       ------------
action (a) that is inconsistent with the purposes of the Trust set forth in

Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would
-----------
result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

          SECTION 7.1  Acceptance of Trusts and Duties.  The Owner Trustee
                       -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
                                                                      -------
7.3 expressly made by the Owner Trustee.  In particular, but not by way of
---
limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Residual Interest Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Depositor, the Company, the Indenture Trustee, the Master Servicer or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Master Servicer under the Master Servicing Agreement or the Servicer under the Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Indenture Trustee under the Master Servicing Agreement pursuant to Section 10.5.
            ------------

          SECTION 7.2  Furnishing of Documents.  The Owner Trustee shall furnish
                       -----------------------
(a) to the Owners [and the Securities Insurer] promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Master Servicing Agreement, the Administration Agreement and the Owner Trust Agreement.

          SECTION 7.3  Representations and Warranties.
                       ------------------------------

          [(a) The Owner Trustee hereby represents and warrants to the Depositor[, the Securities Insurer] and the Company, for the benefit of the Owners, that:

               (i) It is a [banking corporation] duly organized and validly existing in good standing under the laws of the State of [__________]. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

               (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or [____________] law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.]

          [(b) The Paying Agent hereby represents and warrants to the Depositor[, the Securities Insurer] and the Company that:

                (i) It is a [national banking association] duly organized and validly existing in good standing under the laws of [the United States]. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

               (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or State law, governmental rule or regulation governing the banking or trust powers of the Paying Agent or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.]

          SECTION 7.4  Reliance; Advice of Counsel.
                       ---------------------------

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

          SECTION 7.5  Not Acting in Individual Capacity.  Except as provided in
                       ---------------------------------
this Agreement, in accepting the trusts hereby created [_____________________] acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

          SECTION 7.6  Owner Trustee Not Liable for Residual Interest
                       ----------------------------------------------
Certificates or Mortgage Assets.  The recitals contained herein and in the
-------------------------------
Residual Interest Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Interest Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Residual Interest Certificates (other than the signature and countersignature of the Owner Trustee on the Residual Interest Certificates and as specified in Section 7.3) or the Notes, or of any Mortgage
                                 -----------
Assets or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Asset, or the perfection and priority of any security interest created by any Mortgage Asset or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Asset on any computer or other record thereof, the validity of the assignment of the Mortgage Assets to the Trust or of any intervening assignment; the completeness of any Mortgage Asset; the performance or enforcement of any Mortgage Asset; the compliance by the Depositor, the Company, the Master Servicer or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee, the Master Servicer or the Servicer or any subservicer taken in the name of the Owner Trustee.

          SECTION 7.7  Owner Trustee May Own Residual Interest Certificates and
                       --------------------------------------------------------
Notes.  The Owner Trustee in its individual or any other capacity may become the
-----
owner or pledgee of Residual Interest Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

          SECTION 7.8  Licenses.  The Owner Trustee shall cause the Trust to use
                       --------
its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                 ARTICLE VIII

               COMPENSATION OF OWNER TRUSTEE [AND PAYING AGENT]

          SECTION 8.1  Fees and Expenses.  The Owner Trustee shall receive as
                       -----------------
compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. [The Paying Agent shall receive as compensation for its services hereunder such fees, if any, as have been separately agreed upon before the date hereof between the Company and the Paying Agent.]

          SECTION 8.2  Indemnification.  The Company shall be liable as primary
                       ---------------
obligor, and the Master Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee[, the Paying Agent] and [its/their] successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all
                    -------------------
liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively,

"Expenses") which may at any time be imposed on, incurred by, or asserted
---------
against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee [or the Paying Agent] hereunder. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's [or Paying Agent's] choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

          SECTION 8.3  Payments to the Owner Trustee [and Paying Agent].  Any
                       ------------------------------------------------
amounts paid to the Owner Trustee [and/or Paying Agent] pursuant to this Article
                                                                         -------
VIII shall be deemed not to be a part of the Trust Estate immediately after such
----
payment.

                                  ARTICLE IX

                     TERMINATION OF OWNER TRUST AGREEMENT

          SECTION 9.1  Termination of Owner Trust Agreement.
                       ------------------------------------

          (a) This Agreement (other than Article VIII) and the Trust shall
                                         ------------
terminate and be of no further force or effect on the earlier of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the
                                                        ------------
Indenture and the termination of the Master Servicing Agreement and the Insurance Agreement; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's) alive on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not
(x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) The Residual Interest Certificates shall be subject to an early redemption or termination at the option of the Majority Residual
Interestholders[, the Securities Insurer] or the Servicer in the manner and subject to the provisions of [Section 9.02 of] the Master Servicing Agreement.
                              ------------

          (c) Except as provided in Sections 9.1(a) and (b) above, none of the
                                    -----------------------
Depositor, the Company[, the Securities Insurer] nor any Owner shall be entitled to revoke or terminate the Trust.

          (d) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Residual Interest Certificates to the [Paying Agent] for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders[, the Securities Insurer] and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to

Section 9.1(a) or (b) above, which notice given by the Owner Trustee shall state
--------------    ---
(i) the Payment Date upon or with respect to which final payment of the Residual Interest Certificates shall be made upon presentation and surrender of the Residual Interest Certificates at the office of the [Paying Agent] therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Residual Interest Certificates at the office of the [Paying Agent] therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) [and the Paying Agent] at the time such notice is given to Certificateholders. Upon presentation and surrender of the Residual Interest Certificates, the [Paying Agent] shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to [Section 4.02 of] the Master
                                                ------------
Servicing Agreement.

          In the event that all of the Certificateholders shall not surrender their Residual Interest Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Residual Interest Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Residual Interest Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Residual Interest Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the [Paying Agent] to the Residual Interestholders on a pro rata basis.

          (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3820 of the Business Trust Statute.

                                   ARTICLE X


            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          SECTION 10.1  Eligibility Requirements for Owner Trustee.  The Owner
                        ------------------------------------------
Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers having a combined capital and surplus of at least $[50,000,000] and subject to supervision or examination by Federal or state authorities; having (or having a parent which has) a long-term rating of at least "A" by S&P and Moody's [and being acceptable to the Securities Insurer]. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.
             ------------

          SECTION 10.2  Resignation or Removal of Owner Trustee.  The Owner
                        ----------------------------------------
Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator[, the Securities Insurer] and the Indenture Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee [(acceptable to the Securities Insurer)] by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee [or the Securities Insurer] may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

          If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after
                                  ------------
written request therefor by the Administrator [or the Securities Insurer], or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then [the Securities Insurer, or] the Administrator [with the consent of the Securities Insurer,] may remove the Owner Trustee. If [the Securities Insurer or] the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, [the Securities Insurer, or] the Administrator [with the prior consent of the Securities Insurer,] shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

          Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3[, Securities Insurer provides written approval
                    -------------
and payment of all fees and expenses owed to the outgoing Owner Trustee]. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies [and the Securities Insurer].

          SECTION 10.3  Successor Owner Trustee.  Any successor Owner Trustee
                        -----------------------
appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the
                      ------------
Administrator[, the Securities Insurer] and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee [(if acceptable to the Securities Insurer)], without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

          No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.
                              ------------

          Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Owners, the Indenture Trustee, the Noteholders[, the Securities Insurer] and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

          SECTION 10.4  Merger or Consolidation of Owner Trustee.  Any
                        ----------------------------------------
corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1,
           --------                                                ------------
without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or
-------- -------
consolidation to [the Securities Insurer and] the Rating Agencies.

          SECTION 10.5  Appointment of Co-Owner Trustee or Separate Owner
                        -------------------------------------------------
Trustee.  Notwithstanding any other provisions of this Agreement, at any time,
-------
for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Residual Interest Certificates under the Master Servicing Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee [and acceptable to the Securities Insurer] to act as co-owner trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator[, the Securities Insurer] and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee [(with the consent of the Securities Insurer)] shall have the power to make such appointment. No co-owner trustee or separate owner trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of
                              ------------
any co-trustee or separate owner trustee shall be required pursuant to Section
                                                                       -------
10.3 [except that notice to, and the written consent of, the Securities Insurer
----
shall be required for the appointment of a co-trustee].

          Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee, but solely at the direction of the Owner Trustee; [provided that Paying Agent, in performing its duties and obligations
          ---------
          under the Master Servicing Agreement, may act separately in its capacity as Indenture Trustee without the Owner Trustee joining in such Acts;]

               (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          [The Indenture Trustee, in its capacity as Paying Agent, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Master Servicing Agreement.]

                                  ARTICLE XI


                                 MISCELLANEOUS

          SECTION 11.1  Supplements and Amendments.  This Agreement may be
                        --------------------------
amended by the Depositor, the Company and the Owner Trustee[, with the prior consent of the Securities Insurer] and with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Owners or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Owners provided,
                                                                       --------
however, that such action shall not adversely affect in any material respect the
-------
interests of any Noteholder or Owner[, or, without its consent, the Paying Agent]. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Owner if (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

          This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with the prior written consent of the Rating Agencies[, the Securities Insurer] and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes and the Majority Residual Interestholders, [and if affected thereby, the Paying Agent,] for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Owners; provided, however, that no such amendment shall (a)
                           --------  -------
increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Mortgage Assets or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes, and in the case of clause (b) without the consent of the holders of all the outstanding Residual Interest Certificates.

          Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee[, the Securities Insurer] and each of the Rating Agencies.

          It shall not be necessary for the consent of Owners, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

          SECTION 11.2  No Legal Title to Trust Estate in Owners.  The Owners
                        ----------------------------------------
shall not have legal title to any part of the Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          SECTION 11.3  Limitations on Rights of Others.  The provisions of this
                        -------------------------------
Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Administrator[, the Paying Agent][, the Securities Insurer] and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 11.4  Notices.  (a) Unless otherwise expressly specified or
                        -------
permitted by the terms hereof, all notices shall be in writing, mailed by certified mail, postage prepaid, return receipt requested, and shall be deemed given upon actual receipt by the intended recipient, at the following addresses:
(i) if to the Owner Trustee, its [Corporate Trust Office]; (ii) if to the Depositor, National Mortgage Securities Corporation, 909 East Main Street, Richmond, Virginia 23218, Attention: [____________]; (iii) if to the Company, [____________________________________________], Attention: [____________]; (iv)
if to the Indenture Trustee [or the Paying Agent], [___________________ _________________________________________________________________], Attention:
[____________]; [(v) if to the Securities Insurer, [[                 ],
Attention: [                 ] Re: [____________________] Owner Trust ____- ___
telephone: (   ) [   ]-[    ], confirmation [_________]]]; or, as to each
such party, at such other address as shall be designated by such party in a written notice to each other party.

          (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

          SECTION 11.5  Severability.  Any provision of this Agreement that is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.6  Separate Counterparts.  This Agreement may be executed
                        ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.7  Successors and Assigns.  All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Company[, the Securities Insurer], the Owner Trustee and its successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

          SECTION 11.8  No Petition.  The Owner Trustee, by entering into this
                        -----------
Agreement, each Owner, by accepting a Residual Interest Certificate, the Depositor, the Company and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company, the Depositor or the Trust, as the case may be, or join in any institution against the Company or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Residual Interest Certificates, the Notes, this Agreement or any of the Basic Documents.

          SECTION 11.9  No Recourse.  Each Owner by accepting a Residual
                        -----------
Interest Certificate acknowledges that such Residual Interest Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Company, the Master Servicer, the Depositor, the Administrator, the Owner Trustee[, the Indenture Trustee, the Securities Insurer] or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Interest Certificates or the Basic Documents.

          SECTION 11.10  Headings.  The headings of the various Articles and
                         --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.11  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF [____________], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 11.12  Residual Interest Transfer Restrictions.  The Residual
                         ---------------------------------------
Interest may not be acquired by or for the account of a Benefit Plan Investor. By accepting and holding a Residual Interest Certificate, the Owner thereof shall be deemed to have represented and warranted that it is not a Benefit Plan Investor.

          [SECTION 11.13  Third-Party Beneficiary.  The parties hereto
                          -----------------------
acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.]


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each of the parties hereto has caused to be executed in its name and on its behalf by a duly authorized officer, as of the day and year first above written, this OWNER TRUST AGREEMENT.

                              NATIONAL MORTGAGE SECURITIES
                              CORPORATION, as Depositor


                              By: ______________________________
                              Name: [____________]
                              Title: [__________]

                              [_______________________________], as
                              Transferor

                              By: ______________________________
                              Name: [____________]
                              Title: [__________]

                              [____________] OWNER TRUST ____-__, as Issuer


                              By: [_________________], not in its individual
                              capacity but solely as Owner Trustee

                              By: ______________________________
                              Name:
                              Title:

                              [[____________________________],
                              not in its individual capacity but solely as Paying Agent

                              By: ______________________________
                              Name:
                              Title:]

                                   EXHIBIT A
                         TO THE OWNER TRUST AGREEMENT

                     FORM OF RESIDUAL INTEREST CERTIFICATE

THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL
                       ---
INTEREST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE ACT (INCLUDING, BUT NOT LIMITED TO, [___________________]) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

EXCEPT AS PROVIDED IN SECTION 3.10(B) OF THE OWNER TRUST AGREEMENT, NO TRANSFER OF THIS RESIDUAL INTEREST CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE UNLESS THE OWNER TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (B) A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH, A "BENEFIT PLAN INVESTOR"), AND (II) IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH RESIDUAL INTEREST CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A BENEFIT PLAN INVESTOR.

                    [_________________] OWNER TRUST ____-__

                         RESIDUAL INTEREST CERTIFICATE
No.  ______

          THIS CERTIFIES THAT _______________________________ (the "Owner") is
                                                                    -----
the registered owner of a ____% residual interest in [____________] Owner Trust ____- (the "Trust") existing under the laws of the State of Delaware and
            -----
created pursuant to the Owner Trust Agreement, dated as of _____ 1, ____ (the "Owner Trust Agreement") between National Mortgage Securities Corporation, as
----------------------
Depositor, [____________], as the Company, [____________], not in its individual capacity but solely in its fiduciary capacity as owner trustee under the Owner Trust Agreement (the "Owner Trustee") [and [____________], as Paying Agent (the
                      -------------
"Paying Agent")].  Initially capitalized terms used but not defined herein have
 ------------
the meanings assigned to them in the Owner Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Certificate by one of its duly authorized signatories as set forth below. This Residual Interest Certificate is one of the Residual Interest Certificates referred to in the Owner Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Owner Trust Agreement to which the holder of this Residual Interest Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Owner Trust Agreement and the Master Servicing Agreement for the rights of the holder of this Residual Interest Certificate, as well as for the terms and conditions of the Trust created by the Owner Trust Agreement.

          The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Certificate except in accordance with terms and provisions of the Owner Trust Agreement.

          THIS RESIDUAL INTEREST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [____________], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Certificate to be duly executed.


                                [____________] OWNER TRUST ____- ___

                                By:  [____________], not in its individual
                                     capacity but solely as Owner Trustee under
                                     the Owner Trust Agreement

                                By: _________________________________
                                         Authorized Signatory

DATED:  __________ __, ____

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates referred to in the within-mentioned Owner Trust Agreement.

                                By:  [____________], not in its individual
                                     capacity but solely as Owner Trustee under
                                     the Owner Trust Agreement, as
                                     Authenticating Agent

                                By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________________________________ Attorney to
transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:  _______________


                                        ____________________________________*/
                                                Signature Guaranteed:

                                        ____________________________________*/



___________________
*/  NOTICE:  The signature to this assignment must correspond with the name as
-
it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                   EXHIBIT B

                         TO THE OWNER TRUST AGREEMENT

                            CERTIFICATE OF TRUST OF

                      [____________] OWNER TRUST ____-__
                                     --------------------


          THIS Certificate of Trust of [____________] Owner Trust ____- ___ (the "Trust"), dated ____ __, ____, is being duly executed and filed by
 -----
[____________], a [____________] [banking] corporation, as trustee, [and
[____________], as paying agent], to form a business trust under the Delaware Business Trust Act (12 Del. Code, (S) 3801 et seq.).
                       ----------

          1.  Name.  The name of the business trust formed hereby is
              ----
[____________] Owner Trust ____-__.

          2.  Delaware Trustee.  The name and business address of the trustee of
              ----------------
the Trust, in the State of Delaware is [____________],[______________________],
Attention:  [Corporate Trust Administration].

                                   *   *  *

     IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, have executed this Certificate of Trust as of the date first above written.

                                 [_____________________________],
                                 not in its individual capacity but solely as owner trustee under an Owner Trust Agreement dated as of _______ 1, ____

                                 By: _____________________________
                                     Name:
                                     Title:

                                      B-2